SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 31, 2000

Commission      Exact name of registrant as specified in its charter,    I.R.S. Employer
File Number     state of incorporation, address of principal executive   Identification Number
                offices, and telephone number

1-15929              CP&L Energy, Inc.                                       56-2155481
                     411 Fayetteville Street
                     Raleigh, North Carolina 27601-1748
                     Telephone:  (919) 546-6411
                     State of Incorporation: North Carolina

1-3382               Carolina Power & Light Company                          56-0165465
                     411 Fayetteville Street
                     Raleigh, North Carolina 27601-1748
                     Telephone:  (919) 546-6411
                     State of Incorporation: North Carolina


                                      NONE
                                      ----
(Former name, former address and former fiscal year, if changed since last report)

This combined Form 8-K represents separate filings by CP&L Energy, Inc. and Carolina Power & Light Company. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf.

ITEM 9: REGULATION FD DISCLOSURE

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and neither CP&L Energy nor CP&L undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include but are not limited to, the following: governmental policies and regulatory actions (including those of the Federal Energy Regulatory Commission, the Environmental Protection Agency, the Nuclear Regulatory Commission, the Department of Energy, the North Carolina Utilities Commission and the Public Service Commission of South Carolina); general industry trends; operation of nuclear power facilities; availability of nuclear waste storage facilities; nuclear decommissioning costs; changes in the economy of areas served by CP&L or North Carolina Natural Gas Company; legislative and regulatory initiatives that impact the speed and degree of industry restructuring; ability to obtain adequate and timely rate recovery of costs, including potential stranded costs arising from industry restructuring; competition from other energy and gas suppliers; the success of CP&L Energy's direct and indirect subsidiaries; weather conditions and catastrophic weather-related damage; market demand for energy; inflation; capital market conditions; the proposed share exchange with Florida Progress Corporation; failure of the potential benefits of CP&L's conversion to a holding company structure to materialize; factors affecting the synthetic fuel plants including cash flows derived from the synthetic fuel plants, market acceptance of synthetic fuel, competition from competing products, impacts of environmental regulations on potential buyers of synthetic fuel, and income tax issues related to synthetic fuel tax credits; ability to access and utilize the gas expansion fund established by the North Carolina Utilities Commission; unanticipated changes in operating expenses and capital expenditures; and legal and administrative proceedings. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of CP&L Energy and CP&L. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the effect of each such factor on CP&L Energy or CP&L.

The following information will be presented at the Edison Electric Institute Fall Finance Conference to be held on October 31, 2000 in San Francisco, CA.


--------------------------------------------------------------------------------
                           EEI Fall Finance Conference
                              San Francisco Hilton
                                October 31, 2000
--------------------------------------------------------------------------------

Slide 1: CP&L Energy, Inc.: Focusing on the future

Thank you very much for joining us today. This is a great opportunity to describe our soon-to-be combined company.

It's a great story, but if we run out of time today our investor relations team will be available this afternoon in the _____________ Room and tomorrow morning in the ____________ Room.

Of course, no presentation is complete without acknowledging the Safe Harbor language in the handout and on our website. If you're unfamiliar with it, please refer to our website or our SEC filings.

Slide 2: Agenda

Today I want to spend a few moments in each of these areas. I will hit them at a high level to allow for questions later.

Slide 3: Merger status

The question on everyone's mind is, "When are you going to close on the Florida Progress deal?" Well, the short answer is, "Soon." We're waiting to hear from the Securities and Exchange Commission, but everything else is completed.

Earlier this month we mailed forms to FPC shareholders so they could choose how they'd be compensated for their FPC shares, either with stock in the new company, or cash.

Our attorneys are working closely with the SEC staff, and all indications point to a closing this year.

After we close on the FPC deal, we will have a much larger company with a lot of options. We are even more optimistic today -- about the prospects of our new company -- than when the deal was announced in August of last year.

I have spent a lot of time on organizational structure and integration activities and can tell you that our companies have been working very well together. We expect to realize significant revenue and cost synergies and expect that they will more than equal our projected synergies.

Many of you were skeptical about our ability to retain synergies, but we are on track to do just that.

Overall, the integration effort has gone very smoothly, and following the close we'll quickly integrate both companies based on the plans we have in place.

Slide 4: Deregulation (highlighted on Agenda slide)

Now, turning to the deregulation front, we still expect legislation to be introduced in North Carolina in 2001, and it will likely track the guidelines approved by the legislative Study Commission earlier this year.

We're comfortable with that and will be working closely with Duke Energy to guide the plan through next year's legislature.

Although the events in California have raised awareness -- and concern -- within our region about deregulation, we are optimistic that the proposed deregulation plan can succeed.

In South Carolina and Florida, we expect continued review of the issue by the legislative bodies with some form of deregulation legislation possibly being introduced in South Carolina next year.

Slide 5: Strategic Focus (highlighted on Agenda slide)

Now I know many of you want to know what you can expect of our new company after the Florida Progress closing.

Slide 6: Four lines of business

Under the strategic umbrella, we will concentrate on four lines-of-business that offer very significant value growth potential.

The four are:

     1) energy supply -- or our generation and fuel business,
     2) transmission,
     3) energy delivery and services, and
     4) telecom.

We have strategic teams looking into how to best extract optimum value from these business lines.

I'll provide more details shortly, but there are two issues that directly influence how that potential value is realized.

One involves our maintaining and building on our sound regulatory platforms. In our franchise states we believe we benefit from a responsible regulatory regime. But, we also recognize that it takes the right amount of discourse among all parties -- and attention to detail -- to maintain the desired environment. We plan to do that.

The other point involves the issue of divestiture. We're inheriting a number of properties and companies with the acquisition.

Consequently, our priority will be analyzing and addressing what to retain and what to shed. We will then use the divestiture proceeds to improve our financial position.

Now let me talk a little about our four lines-of-business.

Slide 7: Upstream Energy: Energy Supply/Energy Ventures

Upstream Energy: two business units will concentrate on this. One called Energy Supply will manage all of our regulated generation assets. The other, called Energy Ventures, will focus on deregulated enterprises.

Energy Ventures will include our trading operations, term marketing, and our generation development activities. As an example of the latter, over the next few years we will place anywhere from 2,000 to 4,000 megawatts of new merchant capacity in the ground.

Energy Ventures will purchase all of our fuels and oversee our mines and synfuel operations.

Slide 8: Upstream Energy: four bullets

In our view, success in this upstream energy business depends on four accomplishments:

1.   total preparation for deregulation

2.   the timely transition of our regulated assets into unregulated assets
3. putting together a team with world-class commercial skills when it comes to power trading and term marketing
4. and putting together a portfolio of assets that matches this expanding market.

Slide 9: Balanced generation portfolio

Consider our generation mix...it's going to be formidable. Balanced and well-maintained, these assets have long lives ahead of them and embedded costs that are going to be approximately $220 a kW.

We compete favorably -- either at the margin or at the bus -- with every forward price curve I've seen. We are aware of the tremendous value we have tied up in this portfolio, and we will do whatever it takes to unlock that value.

Slide 10: Electricity Transmission

Let's talk about our second line-of-business: electricity transmission. We've filed for FERC approval of GridSouth, the RTO we've established with Duke and SCANA. Also, we are working with the Florida utilities to establish an RTO to meet the needs of that region. Obviously, after we establish these independent businesses, we must determine the best way to release the value out of our transmission assets. At close, we will have transmission assets of roughly $1.2 billion.

Slide 11: Downstream Energy

Now, let me spend a few moments on the downstream energy delivery plus services business. I believe this can be one of the hidden jewels in our enterprise operation, although it will take time to perfect the business model.

We expect to have a customer on both sides of the pipes and wires. We will take care of the energy supply companies selling energy into our area, and we will continue to provide the customer care components of the value chain -- something we excel in already.

We must intensely focus on providing value-added services to our customers. These will include reliability and power quality -- and by the way we already have a premier power tariff in North Carolina that has allowed us to install over 11 MW of distributed generation.

We know that achieving this arrangement requires the right codes of conduct, and we are working -- and making good progress -- toward establishing those codes.

We also know that it is critical to get the tariff right in this business. The delivery business will require capital. We will work with regulators to provide for prompt and efficient investment recovery.

Slide 12: Fiber network business

Now, the fourth line of business, our fiber network. Some of you may recall we recently sold our wireless assets to BellSouth for $200 million. And a few months ago, we sold 65% of the ASP business of Interpath to Bain Capital. But we retained Interpath's fiber and telecom assets.

Now, we're going to focus on the fiber network. Frankly, I think acquiring Florida Progress provided us with a real opportunity in Progress Telecom. It is a two-year-old company -- with a positive EBITDA -- and it has a good group of telecom-savvy managers and staff.

They have a sound business model that will gain strength when we combine the CP&L fiber network with Progress Telecom's.

Slide 13: Strong regional fiber system

Here is our system. After this year's completion of our loop between Florida and Atlanta -- and our extension into the southern tip of Florida -- our network will reach from Miami to Washington, D.C.

At closing and by the end of this year, we will have about $175 million in assets and about $50 million in revenues.

We're bigger -- in terms of revenues -- than NEON. And Progress Telecom is already establishing a strong reputation for quick and reliable service -- which matters as much in this business as in the energy distribution business.

Slide 14: Earnings Outlook

Now, let me discuss our earnings expectations for 2000 and beyond. After our strong third quarter, we are very comfortable with the street consensus for 2000 of around $3.00 per share for CP&L on a stand-alone basis and excluding the sale to BellSouth.

For 2001, we estimate earnings for the combined company within the $3.25 to $3.35 range. Going forward you can expect earnings to grow in the 7% to 8% range as we consolidate our operations with Florida Progress.

In addition, we expect to continue our policy of providing a solid dividend. The Board of Directors reviews our policy annually. However, we all understand the dividend's value as a component of the total shareholder return equation.

Slide 15: Fundamental strengths

In closing, I want to leave you with a picture of the fundamental strengths that underscore the opportunities for this new company. By 2002, we will have:

     o About 22,000 mWs of capacity in the high-growth Southeast, with market reach into other areas

     o A competitive average embedded cost for the entire generation fleet of approximately $220 per kW

     o   Over 2.8 million customers -- adding 50,000 more annually, and

     o We expect to have responsible restructuring plans enacted into law in North Carolina and quite possibly in South Carolina and Florida.

Finally, I want to emphasize this final comment: we are committed to 7% to 8% EPS growth for the foreseeable future -- and a bankable dividend to boot.

Slide 1

                                CP&L Energy Inc.

                             Focusing on the Future

Remarks by:
William Cavanaugh III
Chairman, President & CEO                                 October/November 2000


Slide 2

Agenda

o   Merger status
o   Deregulation
o   Strategic focus
o   Earnings outlook
o   Q&A


Slide 3

Merger Status

                   Approval Required (arrow pointing downward)

                         Securities Exchange Commission

                         CLOSING EXPECTED IN 4TH QUARTER

Slide 4

Agenda

o   Merger status
o   Deregulation [Highlighted]
o   Strategic focus
o   Earnings outlook
o   Q&A

Slide 5

Agenda

o  Merger status
o  Deregulation
o  Strategic focus [Highlighted]
o  Earnings outlook
o  Q&A

Slide 6

Four lines-of-business

                                 Upstream Energy
                            Electricity Transmission
                    Downstream Energy Delivery Plus Services
                                  Fiber Network

Slide 7

Upstream energy

Energy Supply                                       Energy Ventures

o  Regulated generation assets                      o  Deregulated generation
                                                    o  Trading and marketing
                                                    o  Synfuel plants

Slide 8

Upstream energy

o  Prepare for deregulation
o  Build merchant capability
o  Create right portfolio in right locations
o  Manage risks

Slide 9

Balanced generation portfolio
Installed capacity

[Pie graphs appear here containing the following information]

CP&L                        Florida Progress               New Company
Hydro          2%                                          Hydro            1%
Gas/oil        15%          Gas/Oil          63%           Gas/Oil          37%
Coal           52%          Coal             28%           Coal             41%
Nuclear        31%          Nuclear          9%            Nuclear          21%

[Graphics of shaded boxes for graph legend appear here]

[]Nuclear         []Coal            []Gas/Oil        []Hydro


Slide 10

Electricity Transmission

o   Meet FERC commitment for RTO
o   Select optimum value


Slide 11

Downstream energy delivery plus services

o   Establish reasonable codes of conduct
o   Provide value-added services
o   Get delivery tariff right
o   Maintain DG/technology options


Slide 12

Develop fiber network business

o   Target locations
o   Customer responsiveness
o   Pricing
o   Reliability

Slide 13

Strong regional fiber system

o   3,000 route miles; 110,000 fiber miles
o   $175 million assets
o   $50 million revenues

                                               [Graphic of map from
                                               Washington, D.C. to Florida
                                               indicating fiber network route]
                                               [Map legend]
                                               --Progress teleCom Fiber Network
                                               = =Leased/Partnership Network


Slide 14

Earnings outlook

Earnings growth--and a bankable dividend

[Bar graph depicting EPS at $3.00 in 2000 and $3.30 in 2001] [Graphic of arrow indicating 7% to 8% increase in the years beyond 2001]


Slide 15

Fundamental strengths

o   22,000 MW in the Southeast
o   $220/KW average embedded cost of generation
o   2.8 million customers plus 50,000/year
o   Responsible and reasonable deregulation


Slide 16

                                      CP&L

                             Focusing on the Future

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  CP&L ENERGY, INC.
                                  CAROLINA POWER & LIGHT COMPANY
                                  Registrants


                                  By: /s/ Peter M. Scott III
                                      -----------------------------------------
                                      Peter M. Scott III
                                      Executive Vice President and
                                      Chief Financial Officer of each Registrant

Date: October 31, 2000